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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 30, 2017

Six Flags Entertainment Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

924 Avenue J East
Grand Prairie, Texas	75050
(Address of Principal Executive Offices)	(Zip Code)

(972) 595-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On March 30, 2017, Six Flags Entertainment Corporation (the “Company”) issued a press release announcing that it is seeking to issue an aggregate of up to $1.2 billion in a private offering of senior unsecured notes (the “Notes”). The Notes will be guaranteed on a senior unsecured basis by the Company’s subsidiaries that guarantee indebtedness under the Company’s senior secured credit facility. A copy of the press release relating to the Notes offering is furnished as Exhibit 99.1 hereto.

The Company intends to use a portion of the net proceeds from the Notes offering to repurchase any and all of the outstanding 5.25% Senior Notes due 2021 (the “2021 Notes”) of the Company in the Tender Offer (as defined below) and, if the Tender Offer is not consummated, or if less than all of the outstanding 2021 Notes are repurchased in the Tender Offer, to fund the redemption of any 2021 Notes that remain outstanding, to pay tender and redemption premiums on the 2021 Notes, as applicable, and to pay related fees and expenses. The remaining net proceeds will be used for general corporate purposes, including to fund repurchases of the Company’s common stock from time to time, subject to compliance with its financing arrangements, and transaction expenses.

The Notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company.

On March 30, 2017, the Company announced that it has commenced a cash tender offer (the “Tender Offer”), subject to certain significant terms and conditions, for any and all of the outstanding 2021 Notes. In connection with the Tender Offer, the Company is also seeking consents to eliminate substantially all of the restrictive covenants in the indenture governing the 2021 Notes as described in the Offer to Purchase and Consent Solicitation Statement dated March 30, 2017. The Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on April 26, 2017, subject to the Company’s right to extend the Tender Offer, with an early tender deadline of 5:00 p.m., New York City time, on April 12, 2017. Concurrently with the commencement of the Tender Offer, the Company issued a conditional notice of redemption providing for the redemption of all of the outstanding 2021 Notes at a redemption price of 102.625%, plus accrued and unpaid interest, if any, to, through April 28, 2017. The closing of the Tender Offer and the redemption are conditioned on, among other things, the satisfaction or waiver of certain conditions, including, among other things, the Company having obtained sufficient funds to repurchase or redeem any and all of the outstanding 2021 Notes. The Notes offering is not conditioned upon the consummation of the Tender Offer. A copy of the press release relating to the Tender Offer and redemption is furnished as Exhibit 99.2 hereto.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. Statements relating to, among other things, the offering of the Notes, the consummation of the Tender Offer, potential changes in market conditions, and the use of any proceeds constitute forward-looking statements. For a description of factors that may cause the Company’s actual results, performance or expectations to differ from any forward-looking statements, please review the information under the heading “Risk Factors” included in Item 1A of the Company’s 2016 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2017, and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Actual outcomes and results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

Item 8.01    Other Events.

On March 30, 2017, the Company announced that its Board of Directors has approved a stock repurchase plan that allows the Company to repurchase an incremental $500 million of its common stock. The amount of shares of common stock authorized to be repurchased under the plan is in addition to the amount remaining under the Company’s existing stock repurchase plan. Since February 2011, the Company has repurchased more than $1.5 billion of its common stock and has approximately $342 million of remaining availability under its existing stock repurchase plan. Repurchases under the plan will be made from time to time, subject to the Company’s financing agreements, and may take place in the open market or privately negotiated transactions.

On March 30, 2017, the Company also announced that it has completed an analysis of the costs and benefits of pursuing a spin-off of its real estate assets into a REIT and determined that it would not be in the best interests of its shareholders to proceed with such a transaction at this time. A copy of the press release relating to the stock repurchase plan and REIT update is filed as Exhibit 99.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 30, 2017, relating to the Notes offering.

99.2	Press Release, dated March 30, 2017, relating to the Tender Offer.

99.3	Press Release, dated March 30, 2017, relating to the stock repurchase plan and REIT update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Lance C. Balk
		Name:	Lance C. Balk
		Title:	Executive Vice President and General
Counsel
Date: March 30, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 30, 2017, relating to the Notes offering.
99.2	Press Release, dated March 30, 2017, relating to the Tender Offer.
99.3	Press Release, dated March 30, 2017, relating to the stock repurchase plan and REIT update.